Exhibit 99.2

New York Community Bancorp and Astoria Financial Announce Strategic In-Market Merger October 29, 2015 New York Community Bancorp, Inc. 1 Conference Call Information New York Community and Astoria will conduct a conference call at 8:30 a.m. Eastern Daylight Time on October 29, 2015 to elabo rate on the strategic and financial implications of the merger. Details about the conference call and the simultaneous webcast follow: Access Code for Dial-in and Replay: 71565380 Dial-in:(Domestic):(866) 411-7391 (International):(704) 908-0380 Replay:October 29 (11:30 AM) – November 7 (Midnight) (Domestic):(855) 859-2056 (International):(404) 537-3406 The conference call will be webcast at www.myNYCB.com and archived at both www.myNYCB.com and www.astoria.com through 5:00 p. m. on November 25th.

Cautionary Statements Cautionary Statements Regarding Forward-Looking Information The information presented herein, on the related conference call, in the related PowerPoint presentation, and in other related communications, may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the expected completion date, financial benefits, and other effects of the proposed merger of New York Community and Astoria. Forward-looking statements can be identified by the use of the words “anticipate,” “expect,” “intend,” “estimate,” “target,” and words of similar import. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of the management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Factors that may cause such a difference include, but are not limited to, the reaction to the transaction of the companies’ customers, employees, and counterparties; customer disintermediation; inflation; expected synergies, cost savings and other financial benefits of the proposed transaction might not be realized within the expected timeframes or might be less than projected; the requisite stockholder and regulatory approvals for the proposed transaction might not be obtained; credit and interest rate risks associated with New York Community’s and Astoria’s respective businesses, customers, borrowings, repayment, investment, and deposit practices, and general economic conditions, either nationally or in the market areas in which New York Community and Astoria operate or anticipate doing business, are less favorable than expected; new regulatory or legal requirements or obligations; and other risks and important factors that could affect New York Community’s and Astoria’s future results are identified in their Annual Reports on Form 10-K for the year ended December 31, 2014 and other reports filed with the Securities and Exchange Commission (“SEC”). Forward-looking statements are made only as of the date of this presentation, and neither New York Community nor Astoria undertakes any obligation to update any forward-looking statements contained in this presentation to reflect events or conditions after the date hereof. Our Use of Non-GAAP Financial Measures This presentation may contain certain non-GAAP financial measures which management believes to be useful to investors in understanding the Company’s performance and financial condition, and in comparing our performance and financial condition with those of other banks. Such non-GAAP financial measures are not to be considered in isolation or as a substitute for measures calculated in accordance with GAAP. Reconciliations of our GAAP and non-GAAP financial measures are included in the Appendix and may also be found in our earnings releases and under “Strategies and Results” at ir.myNYCB.com. New York Community Bancorp, Inc. 2

Key Investment Highlights estimates: T De-risking actions improving balance sheet profile 2 $11.8bn liability restructuring to de-risk balance sheet through refinancing of $10.4bn long-term FHLB advances and conversion of $1.5bn of short-term borrowings into long-term borrowings Significant balance sheet de-risking through the sale of over $1 billion of acquired higher risk residential loan assets at close NYCB has grown from $900mm in assets to $49bn while also de-risking our balance sheet through the sale and run-off of D-SIB Readiness 4 NYCB has been in extensive dialogue with its regulators for several years to be prepared to cross the $50bn D-SIB threshold NYCB was prepared to organically cross the $50bn threshold by Q2 2016, absent an acquisition Crossing the threshold via M&A provides immediate scale to absorb the incremental infrastructure costs required of a D-SIB Diversifies retail lending capabilities New York Community Bancorp, Inc. 3 5 Diversified and attractive business profile Complementary business models 3 Very successful merger track record due to solid execution and integration higher-risk assets, and by improving liquidity with each subsequent acquisition 1 Unmatched financial and value proposition  Merger and balance sheet restructuring are financially compelling. For illustrative purposes, based on analyst consensus — 2017E EPS accretion is expected to reach approximately 20% —BVPS accretion at close is expected to reach approximately 6% Creates New York’s pre-eminent community banking franchise

Components of Proposed Transaction and Associated Balance Sheet Restructuring NYCB Liability Restructuring  $11.8bn liability restructuring to de-risk balance sheet through refinancing of $10.4bn long-term FHLB advances and conversion of $1.5bn of short-term borrowings into long-term borrowings Estimated after-tax $614mm one-time upfront capital charge and $100mm annual interest expense savings (after-tax) Balance sheet will meet LCR requirements Execution to occur over next 30 days II.    New York Community Bancorp, Inc. 4 III. Capital Policy Launch (on October 29, 2015) $650mm common equity offering Dividend policy designed to minimize dilution from capital raise, as well as promote balance sheet management and growth Expected quarterly dividend reduction to 17 cents a share in Q1 2016 targeting a post-closing pro forma payout of approximately 50% Target 7.5% Tier 1 leverage at close I. Acquisition of 100% of Astoria Financial Corporation

Key Transaction Terms  NYCB will acquire 100% of Astoria Financial at a purchase price of approximately $2.0 billion1 $ 19.66 per Astoria share1, represents: 1.7x P/Adj. TBV2, 1.5x P/TBV2 and 14.4x P/E (including synergies)   One for one fixed exchange ratio plus $0.50 per share cash payment   Expected to be approximately $150mm pre-tax (fully phased-in) Approximately 50% of Astoria’s non-interest expense  Expected to be approximately $180mm pre-tax  Approximately 1% of current portfolio less net charge-offs at close  Q4 2016, subject to regulatory approvals   Contingent on shareholder approval by both NYCB and Astoria Other customary closing conditions 1 Based on NYCB stock price of $19.16. 2 Astoria tangible book value as of 9/30/2015. Adjusted tangible book value adjusted for credit and fair value marks. New York Community Bancorp, Inc. 5 Closing Condition Expected Closing Credit Mark Merger & Integration Costs Cost Savings Consideration Purchase Price

Key Transaction Terms  82% NYCB / 18% Astoria  NYCB 12 / Astoria to appoint 2 Board members: — Monte Redman, President and Chief Executive Officer of Astoria Financial — Ralph Palleschi, Chairman of the Board of Astoria Financial  Transaction is financially compelling. For illustrative purposes, based on IBES consensus estimates: — — — 2017 EPS accretion: approximately 20% TBVPS accretion at close: approximately 6% Expected quarterly dividend reduction to 17 cents a share in Q1 2016 targeting a post-closing pro forma payout of approximately 50%1 1 Due to the liability restructuring, dividends in the near term will require regulatory clearance. New York Community Bancorp, Inc. 6 Compelling Returns Board Composition Ownership Post-Transaction

Astoria Financial Corporation at a Glance  Established in 1888  Second largest thrift in New York  87 banking branch locations  Astoria Financial Corporation is the holding company formed in 1993  Significant deposit market share in the attractive Long Island market  Disciplined lending culture  Quality mortgage lending  Retail and Business Banking Source: Company disclosure. New York Community Bancorp, Inc. 7 Assets $15.1bn Net Loans $11.1bn Deposits $9.0bn Net Income (9M 2015) $69.6mm Common equity tier 1 risk-based 16.0% Branches 87 Employees 1,555 Highlights (Sep-2015) Overview

Astoria Financial Corporation at a Glance (cont’d) Liabilities (Sep-2015) Cost of Interest-Bearing Liabilities 60.0% $600 2.36% 45.0% $450 30.0% $300 0.99% 15.0% $150 0.0% $0 2010 2011 2012 2013 2014 Q3 2015 2010 2011 2012 2013 2014 Q2 2015 Cost of Deposits Other Funding NPAs NPAs + Loans 90+ / TCE + LLR Source: SNL Financial, Company disclosure. New York Community Bancorp, Inc. 8 2.04% 1.64% 1.24% 1.55% 1.22% 1.09% 0.91% 0.62% 0.53% 0.38% $514 40.9% $474$476 38.8% $446 35.4% $266$251 35.6% 19.6% 17.8% Target NPAs to be sold at close Consistently Decreasing Cost of Interest-Bearing Credit Quality Improvement

Creates New York’s Franchise Pre-Eminent Community Banking NYCB Astoria Note: Data from SNL Financial as of 6/30/15. 1 Regional excludes international banks and money centers including: JPMorgan, Bank of New York Mellon, HSBC Holdings, Citigroup, Bank of America, TD, Wells Fargo, Bank of China, and Banco Santander. 2 Long Island includes Nassau and Suffolk counties. New York Community Bancorp, Inc. 9 Deposits ($mm)2015 RankShare (%) Astoria Top CountiesNYCBAstoriaPro FormaNYCBAstoriaPro FormaNYCBAstoriaPro Forma Long Island2 $7,719$5,615$13,334 573 6.54.811.3 Queens 3,4072,2355,641 464 6.54.310.7 Kings 8081,1661,974 12118 1.82.64.3 To p 1 0 Re g i o n a l 1 N Y M S A B a n k s 2015 Rank Top Banks Branches Deposits ($mm) 1 Capital One 302 $55,860 2 NYCB Pro Forma 291 31,703 2 Signature 29 24,444 3 M&T Bank 178 23,149 4 NYCB 204 22,274 5 PNC 237 19,963 6 Valley National 194 12,937 7 Investors 113 11,787 8 Apple Financial 80 10,337 9 Astoria Financial 87 9,429 10 First Republic 9 9,335 ProForma Branch Map

Attractive Pro Forma Financial Profile 1 Accretion calculated versus standalone forecast assuming no change in annual dividend payout of $1.00 per share. New York Community Bancorp, Inc. 10 Balance Sheet Data ($mm) Pro Forma (Q3 2015) Assets $ 64,144 Deposits 37,328 YTD Net Income 427 Equity 7,474 Expected Capital Position Pro Forma (at close) Tier 1 Leverage 7.5 % CET 1 11.4 % Transaction Accretion and Returns 2017E EPS Approximately 20% 2017E ROATCE Between 15.5% and 16.0% TBV Accretion at Close1 Approximately 6%

Additional Proposed Actions

Overview of the Restructuring Plan

Overview

- Extend the term of $1.5bn of short-term borrowings out to 2.5 years and refinance $10.4bn of existing long-term funding
- Refinance long-term borrowings into lower cost FHLB Advances
  - The long-term restructuring results in a $614mm (after-tax) upfront cost vs a ~$100mm per year after-tax savings
- Shortens weighted average life of borrowings and eliminates puttable up-rate risk

Key Benefits

- Restructuring actions significantly reduce risk from increases in interest rates
- Expected to create approximately $100 million reduction in annual after-tax interest expense
- Significant earnings and capital generation benefits going forward
- Increase financial flexibility

Capital Actions

- Commence equity raise of $650 million to maintain our strong capital ratios
- Dividend policy designed to minimize dilution from capital raise, as well as promote balance sheet management and growth
- Expected quarterly dividend reduction to 17 cents a share in Q1 2016 targeting a post-closing pro forma payout of approximately 50%

New York Community Bancorp, Inc.

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Proven M&A Track Record

We have grown from $900mm in assets to $49bn while also de-risking our balance sheet through the sale and run-off of higher-risk assets, and by improving liquidity with each subsequent acquisition

#	Date	Company	Assets	Deposits	Branches	Other
1.	Nov. 2000	Haven Bancorp (HAVN)	$2.7 billion	$2.1 billion	41	
2.	July 2001	Richmond County Financial Corp. (RCBK)	$3.7 billion	$2.5 billion	24	
3.	Oct. 2003	Roslyn Bancorp, Inc. (RSLN)	$10.4 billion	$5.9 billion	38	
4.	Dec. 2005	Long Island Financial Corp. (LICB)	$562 million	$434 million	9	
5.	April 2006	Atlantic Bank of New York (ABNY)	$2.8 billion	$1.8 billion	14	
6.	April 2007	PennFed Financial Services, Inc. (PFSB)	$2.3 billion	$1.6 billion	23	
7.	July 2007	NYC branch network of Doral Bank, FSB (Doral-NYC)	$485 million	$370 million	11	
8.	Oct. 2007	Synergy Financial Group, Inc. (SYNF)	$892 million	$564 million	20	
9.	Dec. 2009	AmTrust Bank	$11.0 billion	$8.2 billion	64	Covered Loan Declines: $3.2 / 52%
10.	March 2010	Desert Hills Bank	$452 million	$375 million	3	Covered Loan Declines: $264 / 90%
11.	June 2012	Aurora Bank FSB	None	$2.2 billion	0	Payment Received: $24.0 million
12.	October 2015	Astoria Financial Corp (AF)	$15.1 billion	$9.0 billion	87	

Transaction Type: Savings Bank (1, 2, 3, 6, 8, 12) | Commercial Bank (4, 5) | Branch (7) | FDIC (9, 10) | Deposit (11)

Note: The number of branches indicated reflects the number of branches in our current franchise that stemmed from each transaction.

New York Community Bancorp, Inc.

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Straightforward Business Model Simplifies Integration New York Community Bancorp, Inc. 13 Low Integration Risk Enhances Risk Positioning Focused business model streamlines integration Proven track record of thrift and bank conversions Established presence & experience in Astoria markets Diversifies retail lending capabilities Shared risk culture with strong historical underwriting performance Anticipated sale of non-performing and higher risk loans to create a more stable pro forma balance sheet

Diversified and Attractive Business Profile NYCB Astoria Pro Forma1 Cons 0.1% Other 3.6% C&I 2.9% Other 0.8% CRE 7.5% Resi 1-7.4% ADC 0.8% Resi 1-4 19.7% CRE C&I 2.4% ADC 0.6% CRE 22.4% MF 34.3% Resi 1-4 57.6% MF 59.6% MF 65.7% C&I 0.6% Total Loans and Leases: $36.2bn MRQ Yield on Loans: 4.0% Total Loans and Leases: $11.5bn MRQ Yield on Loans: 3.5% NYCB Astoria Pro Forma1 Jumbo CDs 2.4% NIB 2.3% IB Checking NIB 3.1% Jumbo CDs 3% IB Checking 4% Jumbo CDs 1.2% NIB 2% IB Checking 3.6% 4.1% Retail CDs 18.6% Brokered 10.1% Retail CDs 17% Retail CDs 23.2% 13% Savg & MM 60% Savg & MM 62.5% Savg & MM 68.8% Total Deposits: $9.4bn MRQ Cost of Deposits: 0.43% Total Deposits: $28.8bn MRQ Cost of Deposits: 0.62% Source: Regulatory data as of 6/30/15. 1 Pro forma reflects combined regulatory loan and deposit compositions as of 6/30/15 inclusive of intended loan dispositions. New York Community Bancorp, Inc. 14 Total Deposits: $38.3bn MRQ Cost of Deposits: 0.57% Total Loans and Leases: $46.5bn MRQ Yield on Loans: 3.9%

For More Information 615 Merrick Avenue New York Community Bancorp, Inc. 15 Visit our website: ir.myNYCB.com E-mail requests to: ir@myNYCB.com Call Investor Relations at: (516) 683-4420 Write to: Investor Relations New York Community Bancorp, Inc. Westbury, NY 11590

Appendix New York Community Bancorp, Inc. 16

Earnings per Share Accretion / (Dilution) 1 Based on median analyst estimates for 2017E. 2 Approximately 50% of Astoria’s non-interest expense, phased-in 75%; 38% marginal tax rate 3 Annual interest expense savings due to announced restructuring initiatives 4 Assumes $1bn sale of selected Astoria loans and other liquidity rebalancing initiatives 5 Includes transaction and fair market value adjustment amortization and cost of cash adjustments; 38% marginal tax rate 6 Includes $650mm of common stock equity raised at NYCB’s October 28, 2015 closing price of $19.16 per share New York Community Bancorp, Inc. 17 Pro Forma $ in MillionsMillions of shares $ per Share NYCB 2017 Estimated Net Income1$ 489mm444mm $ 1.10 Astoria 2017 Estimated Net Income1$ 72mm Deal Adjustments: Synergies2$ 69mm Restructuring Benefit3$ 106mm Balance Sheet De-risking and LCR Compliance4$ (26)mm Other Merger Adjustments5$60mm Pro Forma 2017 Estimated Net Income$ 769mm581mm6 $1.32 Pro Forma 2017 EPS Accretion ~20% NYCB Standalone $ in MillionsMillions of shares $ per Share NYCB 2017 Estimated Net Income1$ 489mm444mm $ 1.10